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                                                                    EXHIBIT 10.2

             THE SILICON GROUP, INC. NONSTATUTORY STOCK OPTION PLAN


     1. Purpose of the Plan. The purposes of this Nonstatutory Stock Option Plan are to promote the interests of the Company by providing Employees and Consultants of the Company with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company.

     2.   Definitions. As used herein, the following definitions shall apply:

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean the common stock of the Company.

     "Company" shall mean The Silicon Group, Inc., a Texas corporation.

     "Consultant" shall mean any person who is engaged by the Company to render services and is compensated for such services.

     "Employee" shall mean any person, including officers and directors, employed by the Company.

     "Option" shall mean a stock option granted pursuant to the Plan.

     "Optioned Stock" shall mean the Common Stock subject to an Option.

     "Optionee" shall mean an Employee or Consultant who receives an Option.

     "Plan" shall mean this Nonstatutory Stock Option Plan.

     "Stock Option Agreement" shall mean a Stock Option Agreement, pursuant to which Options are granted under the Plan.

     "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,694,836 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a)  Procedure. The Plan shall be administered by the Board.

          (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant stock options;
(ii) to determine the exercise price per share of Options to be granted; (iii) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (vii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;
(viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

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          (c)  Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   Eligibility.

          (a) Options may be granted only to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

     8.   Exercise Price and Consideration.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

     9.   Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Prior to the time of issuance, the Company shall satisfy its employment tax and other tax withholding obligations by requiring the Optionee to pay the amount of withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option, subject to such restrictions or procedures as the Company deems necessary to satisfy Rule 16b-3 of the Exchange Act of 1934, as amended. The payment of such withholding tax may be by certified or official bank check or by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such withholding tax.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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          (b)  Termination of Status as an Employee or Consultant. If any
Employee or Consultant ceases to serve as an Employee or Consultant (as the case may be), then each Option granted to such Optionee and exercisable on the date of such termination shall remain exercisable, and the Optionee may exercise each such Option at any time within six (6) months after the date the Optionee ceases to be an Employee or Consultant (as the case may be) of the Company; provided, however, that if the Optionee is terminated other than for Cause (as defined below) or voluntarily terminates as a result of a Constructive Termination (as defined below), then the exercisability of each Option granted to such Optionee and outstanding under the Plan on such date shall automatically accelerate so that each such Option shall become fully exercisable with respect to the total number of shares of Optioned Stock, and the Optionee may exercise each Option at any time within six (6) months after the date the Optionee ceases to be an Employee or Consultant (as the case may be) of the Company. To the extent that the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

     For purposes of this Section 9(b), "Cause" shall mean: (i) any material breach by the Optionee of his fiduciary duties and responsibilities to the Company having a material adverse effect on the business, reputation or operations of the Company; (ii) the Optionee's engagement in acts of embezzlement, dishonesty or moral turpitude having a material adverse effect on the business, reputation or operations of the Company, (iii) the conviction of the Optionee for a felony or (iv) gross negligence, bad faith or the repeated failure of the Optionee to perform his duties and responsibilities to the reasonable satisfaction of the Company. For purposes of this Section 9(b), "Constructive Termination" shall mean, if within 60 days prior to the resignation of the Optionee, any of the following shall have occurred: (i) there shall have been a material reduction in the Optionee's compensation, material benefits, job responsibilities or duties as an employee with the Company or (ii) the Company shall have required as a condition of the Optionee's continued employment that he relocate to a location which is more than 50 miles from the Company's current Austin, Texas office.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), then the exercisability of each Option granted to such Optionee and outstanding under the Plan shall automatically accelerate so that each such Option shall become fully exercisable with respect to the total number of shares of Optioned Stock, and the Optionee may exercise each Option at any time within twelve (12) months from the date of termination. To the extent that the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company or (ii) within six (6) months after the termination of the employment or consulting relationship, then the exercisability of each Option granted to such Optionee and outstanding under the Plan shall automatically accelerate so that each such Option shall become fully exercisable with respect to the total number of shares of Optioned Stock, and the Option may be exercised at any time within twelve (12) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

     10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class,


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shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the equity securities or assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of securities or assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     18. CHOICE OF LAW. THE CORPORATE LAW OF THE STATE OF TEXAS WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS

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SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND
INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of the ____ day of ______, 2000.


                                        THE SILICON GROUP, INC.


                                        By:
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                                        Name:
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                                        Title:
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